Exhibit 10.19
First Amendment to Intercompany Services & Cost Allocation Agreement
This First Amendment to the RFB Interests, Inc. dba TWFG Intercompany Services & Cost Allocation Agreement is made and entered into this _3rd_ day of February, 2020, by and among RFB Interests, Inc. DBA The Woodlands Financial Group (“TWFG”) and its subsidiaries (each an “Affiliate” and together the “Affiliates”) identified in the signature lines below this First Amendment.
WHEREAS, TWFG and Affiliates have previously entered into an Intercompany Agreement dated October 1, 2017 with an effective date of January 1, 2017.
WHEREAS, effective March 19, 2018, RFB Interests Inc. dba The Woodlands Financial Group was converted from a Texas corporation to a Texas limited liability company, and its name was changed to TWFG Holding Company LLC.
WHEREAS TWFG Holding Company LLC acquired 100% of the shares of Evolution Agency Management, LLC on or around July 26, 2019.
WHEREAS, the parties wish to amend the prior Agreement.
NOW, THEREFORE in consideration of the mutual representations, agreements, and promises herein contained, the parties hereto agree as follows:
1.The Agreement is amended to reflect TWFG’s change of name from RFB Interests Inc. dba The Woodlands Financial Group to TWFG Holding Company, LLC, effective March 19, 2018.
2.The Agreement is amended to add Evolution Agency Management, LLC as an Affiliate of TWFG and as a party to the Agreement, effective January 1, 2020.
IN WITNESS WHEREOF, TWFG and the below-named Affiliates, though their duly authorized representatives, execute this Agreement First Amendment.

TWFG Holding Company, LLC		Affiliates:

By:	/s/ Richard F. Bunch III	TWFG GENERAL AGENCY LLC
	Richard F. Brunch III	By:	/s/ Jerry Mackey
Jerry Mackey
TWFG Insurance Services LLC
		By:	/s/ Katherine Nolan
Katherine Nolan
TWFG Premium Finance Company LLC
		By:	/s/ Katherine Nolan
Katherine Nolan
The Woodlands Insurance Company
		By:	/s/ Janice Zwinggi
Janice Zwinggi
Evolution Agency Management, LLC
		By:	/s/ Richard F. Bunch III
Richard F. Bunch III